Exhibit 10.1

                   AMENDMENT NO. 1 TO ASSET TRANSFER AGREEMENT

     AMENDMENT NO. 1 TO ASSET TRANSFER AGREEMENT, dated as of September 24, 2007 (this "Amendment"), by and among 4363205 Canada Inc., a Canadian corporation ("Holdco"), Loral Skynet Corporation, a Delaware corporation ("Skynet"), and Loral Space & Communications Inc., a Delaware corporation (the "Parent"). Capitalized, undefined terms used herein shall have the respective meanings ascribed to them in the Asset Transfer Agreement (as hereinafter defined).

                                R E C I T A L S:
                                - - - - - - - -

     WHEREAS, on August 7, 2007, Holdco, Skynet and Parent entered into an Asset Transfer Agreement (as amended from time to time, the "Asset Transfer Agreement"), providing for, among other things, the transfer of the Transferred Property by Skynet to Holdco and, in partial consideration therefor, the assumption by Holdco of the Assumed Liabilities, all upon the terms and subject to the conditions set forth in the Asset Transfer Agreement; and

     WHEREAS, the parties hereto desire to amend the Asset Transfer Agreement as provided herein;

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, hereby agree as follows:

                                   SECTION 1.
                     AMENDMENTS TO ASSET TRANSFER AGREEMENT

     1.1. Section 1.1.

          (a) Section 1.1 of the Asset Transfer Agreement is hereby amended by deleting clause (j) of the definition of "Excluded Liabilities" therein in its entirety and inserting the following in lieu thereof:

          "(j) [reserved];"

          (b) Section 1.1 of the Asset Transfer Agreement is hereby amended by deleting the definition of "Note Repayment Costs" therein in its entirety and inserting the following in lieu thereof:

          "`Note Repayment Costs" means any and all obligations of Skynet or any of its Affiliates to pay interest on the Senior Notes or the Redemption Facility and/or any prepayment or redemption premiums, penalties or other Obligations associated with the Senior Notes or the Redemption Facility at any given time, provided that, for the avoidance of doubt, Note Repayment Costs shall not include the obligation of Skynet or any of its Affiliates (other than Holdco as provided herein) to pay any principal amount outstanding under the Senior Notes;"

     1.2. Section 2.5(a)(ii). Section 2.5(a)(ii) of the Asset Transfer Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

          "(ii) assume the obligation to pay the principal amount of the Senior Notes or Redemption Facility, whichever is then outstanding as of the Closing; and"

     1.3. Section 2.6(a)(ii). Section 2.6(a)(ii) of the Asset Transfer Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

          "(ii) the principal amount of the Redemption Facility outstanding immediately prior to the Closing translated into C$ at the Agreed Exchange Rate (being C$164,118,727.50 if $141,050,000 is the principal amount outstanding immediately prior to the Closing); and"

                                   SECTION 2.
                                  MISCELLANEOUS

     2.1. Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, covenants, agreements, conditions and other provisions of the Asset Transfer Agreement shall remain in full force and effect in accordance with their respective terms. As used in the Asset Transfer Agreement, the terms "this Agreement," "herein," "hereinafter," "hereunder," "hereto" and words of similar import shall mean and refer to, from and after the date hereof, unless the context otherwise requires, the Asset Transfer Agreement as amended by this Amendment.

     2.2. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State.

     2.3. Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.


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                                     - 2 -

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Asset Transfer Agreement to be duly executed as of the date first written above.


                              4363205 CANADA INC.



                              By:   /s/ Derek Murphy
                                 -----------------------------------------------
                                 Name:   Derek Murphy
                                 Title:  Vice-Chairman


                              By:   /s/ Richard P. Mastoloni
                                 -----------------------------------------------
                                 Name:   Richard P. Mastoloni
                                 Title:  Vice President


                              LORAL SKYNET CORPORATION



                               By:   /s/ Janet T. Yeung
                                 -----------------------------------------------
                                 Name:   Janet T. Yeung
                                 Title:  Vice President and Assistant Secretary


                              LORAL SPACE & COMMUNICATIONS INC.



                               By:   /s/ Janet T. Yeung
                                 -----------------------------------------------
                                 Name:   Janet T. Yeung
                                 Title:  Vice President, Deputy General Counsel
                                         and Assistant Secretary


ACKNOWLEDGED AND AGREED:
-----------------------

PUBLIC SECTOR PENSION
 INVESTMENT BOARD



By:/s/ Derek Murphy                              By: /s/ Stephanie Lachance
   ------------------------------------------       ----------------------------
   Name:   Derek Murphy                             Name:   Stephanie Lachance
   Title:  First Vice-President, Private Equity     Title:  Corporate Secretary